Exhibit 99.2

Item 5

To Whom It May Concern:

Westcor Land Title Insurance Company was engaged by Bayview Fund Management LLC as diligence agent to order and review title reports for a population of 257 mortgage loans. Said title reports were obtained and reviewed between October 2018 and September 2019. With respect to these 257mortgage loans:

General Findings:

1.       As set forth in the title reports:

a.	For 257 mortgage loans, the subject mortgage is recorded in the appropriate recording jurisdiction.

Findings with Respect to Pre-Origination MTG/Non-MTG Liens Only:

1.       As set forth in the title reports:

a.	For 204 mortgage loans, the title/lien search confirms the subject mortgage in expected lien position.

b.	For 52 mortgage loans, the title/lien search does not confirm the subject mortgage in expected lien position, but a clear title policy confirms the lien insured in expected lien position.

c.	For 1 mortgage loan, the title/lien search does not confirm the subject mortgage in expected lien position and a title policy was unavailable and/or deficient and does not confirm the lien insured in expected lien position.

Findings with Respect to Potentially Superior Post-Origination Municipal Liens Only:

1.       As set forth in the title reports:

a.	For 5 mortgage loans, potentially superior post-origination municipal liens/judgments were found of record. For those mortgage loans where an amount was available, the total amount of such potentially superior post-origination municipal liens/judgments is $6,015.78.

Thank You,

Westcor Land Title Insurance Company

600 W Germantown Pike, Suite 450, Plymouth Meeting, PA 19462